Sprout Social Announces Fourth Quarter 2022 Financial Results Delivers record net new ARR Expects accelerating ARR growth in 2023 CHICAGO, February 21, 2023 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its fourth quarter ended December 31, 2022. “We are pleased with another exceptional quarter, anchored by record net new ARR, which we believe sets the foundation for accelerating ARR growth in 2023,” said Justyn Howard, Sprout Social’s CEO and co-founder. “We achieved multiple new high water marks in both new business and expansion, led by outstanding new business momentum in the enterprise. Our pricing changes are performing well, our partnerships are strengthening and social has never been more critical to our customers.” Fourth Quarter 2022 Financial Highlights Revenue ● Revenue was $69.7 million, up 31% compared to the fourth quarter of 2021. ● Subscription revenue was $69.2 million, up 31% year-over-year. ● Services revenue was $0.5 million. Partnership demand was materially stronger than expected. We offered free implementation and onboarding for the 175 Social Studio customers that transitioned to Sprout Social during the fourth quarter of 2022, which contributed to a $0.8M to $1.2M shortfall in services revenue relative to our prior plan. ● ARR was $296.6 million, up 32% compared to the end of 2021. Operating Loss ● GAAP operating loss was ($13.1) million, compared to ($9.7) million in the fourth quarter of 2021. ● Non-GAAP operating income was $0.6 million, compared to a Non-GAAP operating loss of ($2.6) million in the fourth quarter of 2021. Net Loss ● GAAP net loss was ($11.9) million, compared to ($9.9) million in the fourth quarter of 2021. ● Non-GAAP net income was $1.8 million, compared to a Non-GAAP net loss of ($2.7) million in the fourth quarter of 2021. ● GAAP net loss per share was ($0.22) based on 54.9 million weighted-average shares of common stock outstanding, compared to ($0.18) based on 54.1 million weighted-average shares of common stock outstanding in the fourth quarter of 2021. ● Non-GAAP net income per share was $0.03 based on 55.2 million weighted-average shares of common stock outstanding, compared to Non-GAAP net loss per share of ($0.05) based on 54.1 million weighted-average shares of common stock outstanding in the fourth quarter of 2021. Cash ● Cash and equivalents and marketable securities totaled $185.8 million as of December 31, 2022, up from $181.9 million as of September 30, 2022. ● Net cash generated by operating activities was $3.0 million, compared to $2.5 million in the fourth quarter of 2021. ● Free cash flow was $2.6 million, compared to $2.2 million in the fourth quarter of 2021. See “Customer Metrics” and “Use of Non-GAAP Financial Measures” below for how Sprout Social defines ARR, Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share, free cash flow and the financial tables that accompany this release for reconciliations of these measures to their closest comparable GAAP measures.

Fiscal Year 2022 Financial Highlights Revenue ● Total revenue was $253.8 million, up 35% compared to fiscal 2021. Operating Loss ● GAAP operating loss was ($51.7) million, compared to ($28.1) million in fiscal 2021. ● Non-GAAP operating loss was ($3.9) million, compared to ($6.4) million in fiscal 2021. Customer Metrics ● Grew number of customers to 34,390 as of December 31, 2022, up 8% compared to December 31, 2021. ● Grew number of customers contributing over $10,000 in ARR to 6,652 customers as of December 31, 2022, up 35% compared to December 31, 2021. ● Grew number of customers contributing over $50,000 in ARR to 972 customers as of December 31, 2022, up 59% compared to December 31, 2021. ● Dollar-based net retention rate was 109% in 2022, compared with 112% in 2021. ● Dollar-based net retention rate excluding small-and-medium-sized business (SMB) customers was 116% in 2022, compared with 118% in 2021. Recent Customer Highlights ● During the fourth quarter, we had the opportunity to help new customers like Hormel Foods, Standard Insurance, Insight Investment Management, Visteon Corporation, The University of Michigan, Sotheby’s, Q2 Holdings, Razorfish, The University of Kentucky, Vitamin Shoppe and Orangetheory Fitness. ● We executed growth deals with great brands and organizations like Ecolab, Square, Carrier, Booz Allen Hamilton and Louisiana State University. Recent Business Highlights Sprout Social recently: ● Acquired Repustate, an innovative sentiment analysis and natural language processing company (here). ● Was named to Glassdoor’s 2023 Best Places to Work List for the fourth consecutive year (here). ● Was recognized by G2’s 2023 Best Software Awards for the seventh consecutive year (here). ● Was named a Best Workplace for Parents by Great Place to Work. ● Launched Tableau integration (here). First Quarter and 2023 Financial Outlook For the first quarter of 2023, the Company currently expects: ● Total revenue between $75.0 and $75.1 million, or growth of 31% year-over-year. Services revenue will be lower than the first quarter of 2022. ● Non-GAAP operating loss between ($0.7) million and ($0.5) million. ● Non-GAAP net loss per share of ($0.01) based on approximately 55.4 million weighted-average shares of common stock outstanding. “We are pleased to deliver a record breaking quarter with healthy quarterly Non-GAAP operating profit,” said Joe Del Preto, CFO. “The quality of our financial model is improving as we continue to deliver durable, efficient growth. Led by very strong momentum in the mid market & enterprise, successful monetization changes and a rapidly maturing market opportunity, we expect to deliver accelerating ARR growth in 2023. And we expect we’ll do it profitably on a non-GAAP basis.” For the full year 2023, the Company currently expects:

● Total revenue between $332 to $333 million, or growth of 31% year-over-year. Services revenue will be lower than 2022 levels. ● Total 2023 ARR growth will exceed total reported revenue growth by at least 200bps. ● Non-GAAP operating income between $1.6 and $2.0 million. ● This range implies at least 210bps of year-over-year Non-GAAP operating margin improvement. ● Non-GAAP net income per share of between $0.03 and $0.04 based on approximately 56.0 million weighted-average shares of common stock outstanding. The Company’s first quarter and 2023 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income, net loss per share, the most directly comparable GAAP measure to non-GAAP net income per share, or operating margin, the most directly comparable GAAP measure to Non-GAAP operating margin, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income, non-GAAP net income per share and Non-GAAP operating margin and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, February 21, 2023. Online registration for this event conference call can be found at https://conferencingportals.com/event/WCLZyewU. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a global leader in social media management and analytics software. Sprout’s unified platform puts powerful social data into the hands of more than 34,000 brands so they can make strategic decisions that drive business growth and innovation. With a full suite of social media management solutions, Sprout offers comprehensive publishing and engagement functionality, customer care, connected workflows and AI-powered business intelligence. Sprout’s award-winning software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q1 and 2023 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future; price increases may negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; the effects and duration of the ongoing COVID-19 pandemic are unpredictable and may materially affect our customers and how we operate our business, and the duration and extent to which the pandemic continues to threaten our future results of operations; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, higher interest rates and geopolitical impacts of Russia’s invasion of Ukraine, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 23, 2022, as supplemented by our subsequent Quarterly Reports on Form 10-Q, and our Annual Report on Form 10-K for the year ended December 31, 2022, to filed with the SEC, as well as any other future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP operating margin. We defined non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Free cash flow. We define free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, is not available for strategic initiatives.

Free cash flow margin. We define free cash flow margin as free cash flow as a percentage of revenue. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation. Customer Metrics Annual recurring revenue (“ARR”). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with our largest customers and attract more sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Over time, our largest customers have constituted a greater share of our revenue. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the ARR from our customers as of December 31st in the reported year by the ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Dollar-based net retention rate excluding SMB customers. We calculate dollar-based net retention rate excluding SMB customers by dividing the ARR from all customers excluding ARR from customers that we have identified or that self-identified as having less than 50 employees as of December 31st in the reported year by the ARR from those same customers as of December 31st of the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes ARR from new customers. We used dollar-based net retention excluding SMB customers to evaluate the long-term value of our larger customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR

www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674 Investors: Jason Rechel Twitter: @SproutSocialIR Email: jason.rechel@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended December 31, 2022 2021 Revenue Subscription $ 69,165 $ 52,621 Professional services and other 495 644 Total revenue 69,660 53,265 Cost of revenue(1) Subscription 15,126 13,068 Professional services and other 289 222 Total cost of revenue 15,415 13,290 Gross profit 54,245 39,975 Operating expenses Research and development(1) 16,719 12,218 Sales and marketing(1) 35,322 24,824 General and administrative(1) 15,353 12,653 Total operating expenses 67,394 49,695 Loss from operations (13,149) (9,720) Interest expense (25) (73) Interest income 1,363 69 Other (expense) income, net (22) (101) Loss before income taxes (11,833) (9,825) Income tax expense 109 75 Net loss $ (11,942) $ (9,900) Net loss per share attributable to common shareholders, basic and diluted $ (0.22) $ (0.18)

Weighted-average shares outstanding used to compute net loss per share, basic and diluted 54,913,095 54,071,429 (1) Includes stock-based compensation expense as follows: Three Months Ended December 31, 2022 2021 Cost of revenue $ 603 $ 364 Research and development 3,373 1,318 Sales and marketing 6,725 3,843 General and administrative 3,007 1,626 Total stock-based compensation expense $ 13,708 $ 7,151 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Twelve Months Ended December 31, 2022 2021 Revenue Subscription $ 251,213 $ 185,726 Professional services and other 2,615 2,133 Total revenue 253,828 187,859 Cost of revenue(1) Subscription 58,767 45,791 Professional services and other 1,091 997 Total cost of revenue 59,858 46,788 Gross profit 193,970 141,071 Operating expenses Research and development(1) 61,436 40,049 Sales and marketing(1) 123,695 84,182 General and administrative(1) 60,515 44,929 Total operating expenses 245,646 169,160 Loss from operations (51,676) (28,089) Interest expense (153) (300) Interest income 2,535 259 Other (expense) income, net (580) (361) Loss before income taxes (49,874) (28,491) Income tax expense 366 211

Net loss $ (50,240) $ (28,702) Net loss per share attributable to common shareholders, basic and diluted $ (0.92) $ (0.53) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 54,611,616 53,768,301 (1) Includes stock-based compensation expense as follows: Twelve Months Ended December 31, 2022 2021 Cost of revenue $ 2,491 $ 1,062 Research and development 11,280 4,039 Sales and marketing 23,066 10,636 General and administrative 10,901 5,993 Total stock-based compensation expense $ 47,738 $ 21,730 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) December 31, 2022 December 31, 2021 Assets Current assets Cash and cash equivalents $ 79,917 $ 107,114 Marketable securities 92,929 69,821 Accounts receivable, net of allowances of $1,789 and $1,298 at December 31, 2022 and December 31, 2021, respectively 35,833 25,483 Deferred Commissions 20,369 13,915 Prepaid expenses and other assets 6,418 6,199

Total current assets 235,466 222,532 Marketable securities, noncurrent 12,995 - Property and equipment, net 11,949 12,854 Deferred commissions, net of current portion 19,638 14,402 Operating lease, right-of-use asset 9,503 9,459 Goodwill 2,299 2,299 Intangible assets, net 2,006 3,045 Other assets, net 64 126 Total assets $ 293,920 $ 264,717 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 4,988 $ 2,888 Deferred revenue 95,740 69,220 Operating lease liability 3,499 2,693 Accrued wages and payroll related benefits 14,257 12,556 Accrued expenses and other 14,322 11,072 Total current liabilities 132,806 98,429 Deferred revenue, net of current portion 490 132 Operating lease liability, net of current portion 18,287 20,946 Total liabilities 151,583 119,507 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 50,413,415 and 47,562,911 shares issued and outstanding, respectively, at December 31, 2022; 48,663,781 and 45,844,325 shares issued and outstanding, respectively, at December 31, 2021 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 7,667,376 and 7,460,432 shares issued and outstanding, respectively, at December 31, 2022; 8,516,390 and 8,309,446 shares issued and outstanding, respectively, at December 31, 2021 1 1 Additional paid-in capital 401,419 351,774 Treasury stock, at cost (32,733) (30,824) Accumulated other comprehensive loss (369) - Accumulated deficit (225,985) (175,745) Total stockholders’ equity 142,337 145,210 Total liabilities and stockholders’ equity $ 293,920 $ 264,717

Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended December 31, 2022 2021 Cash flows from operating activities Net loss $ (11,942) $ (9,900) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation of property and equipment 732 761 Amortization of line of credit issuance costs - 44 Amortization of premium (accretion of discount) on marketable securities (605) 234 Amortization of acquired intangible assets 257 261 Amortization of deferred commissions 5,328 3,555 Amortization of right-of-use operating lease asset 339 170 Stock-based compensation expense 13,708 7,152 Provision for accounts receivable allowances 637 473 Changes in operating assets and liabilities Accounts receivable (9,742) (9,915) Prepaid expenses and other current assets 2,083 955 Deferred commissions (10,590) (8,125) Accounts payable and accrued expenses 2,243 4,088 Deferred revenue 11,185 13,358 Lease liabilities (681) (634) Net cash provided by operating activities 2,952 2,477 Cash flows from investing activities Expenditures for property and equipment (397) (264) Purchases of marketable securities (54,220) (30,028) Proceeds from maturity of marketable securities 35,744 19,650 Net cash used in investing activities (18,873) (10,642) Cash flows from financing activities Payments for line of credit issuance costs - (60) Proceeds from exercise of stock options 2 7 Employee taxes paid related to the net share settlement of stock-based awards (353) - Proceeds from employee stock purchase plan 1,048 - Net cash (used in) provided by financing activities 697 (53) Net decrease in cash and cash equivalents (15,224) (8,218) Cash and cash equivalents

Beginning of period 95,141 115,332 End of period $ 79,917 $ 107,114 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Twelve Months Ended December 31, 2022 2021 Cash flows from operating activities Net loss $ (50,240) $ (28,702) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation of property and equipment 2,859 2,991 Amortization of line of credit issuance costs 30 188 Amortization of premium (accretion of discount) on marketable securities (625) 736 Amortization of acquired intangible assets 1,039 1,043 Amortization of deferred commissions 18,638 12,175 Amortization of right-of-use operating lease asset 1,035 673 Stock-based compensation expense 47,738 21,731 Provision for accounts receivable allowances 1,199 614 Changes in operating assets and liabilities Accounts receivable (11,549) (8,920) Prepaid expenses and other current assets (125) 3,465 Deferred commissions (30,328) (23,113) Accounts payable and accrued expenses 7,051 8,502 Deferred revenue 26,878 25,589 Lease liabilities (2,932) (2,155) Net cash provided by operating activities 10,668 14,817 Cash flows from investing activities Expenditures for property and equipment (1,824) (926) Purchases of marketable securities (189,962) (109,552) Proceeds from maturity of marketable securities 154,114 88,360 Net cash used in investing activities (37,672) (22,118) Cash flows from financing activities Payments for line of credit issuance costs (23) (183) Proceeds from exercise of stock options 16 37 Proceeds from employee stock purchase plan 1,723 - Proceeds from disgorgement of stockholders short-swing profits - 1,664 Employee taxes paid related to the net share settlement of stock-based awards (1,909) (1,618) Net cash used in financing activities (193) (100) Net decrease in cash and cash equivalents (27,197) (7,401) Cash and cash equivalents Beginning of period 107,114 114,515 End of period $ 79,917 $ 107,114

The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Reconciliation of Non-GAAP gross profit Gross profit $ 54,245 $ 39,975 $ 193,970 $ 141,071 Stock-based compensation expense 603 364 2,491 1,062 Non-GAAP gross profit $ 54,848 $ 40,339 $ 196,461 $ 142,133 Reconciliation of Non-GAAP operating income (loss) Loss from operations $ (13,149) $ (9,720) $ (51,676) $ (28,089) Stock-based compensation expense 13,708 7,151 47,738 21,730 Non-GAAP operating income (loss) $ 559 $ (2,569) $ (3,938) $ (6,359) GAAP operating margin (19%) (18%) (20%) (15%) Non-GAAP operating margin 1% (5%) (2%) (3%) Reconciliation of Non-GAAP net income (loss) Net loss $ (11,942) $ (9,900) $ (50,240) $ (28,702) Stock-based compensation expense 13,708 7,151 47,738 21,730 Non-GAAP net income (loss) $ 1,766 $ (2,749) $ (2,502) $ (6,972) Reconciliation of Non-GAAP net income (loss) per share Net loss per share attributable to common shareholders, basic and diluted $ (0.22) $ (0.18) $ (0.92) $ (0.53) Stock-based compensation expense 0.25 0.13 0.87 0.40 Non-GAAP net income (loss) per share (*) $ 0.03 $ (0.05) $ (0.05) $ (0.13) Reconciliation of free cash flow Net cash provided by operating activities $ 2,952 $ 2,477 $ 10,668 $ 14,817 Expenditures for property and equipment (397) (264) (1,824) (926) Free cash flow $ 2,555 $ 2,213 $ 8,844 $ 13,891 (*) For the three months ended December 31, 2022, Non-GAAP Basic and Diluted net income per share were both $0.03. Non-GAAP Diluted net income per share for the three months ended December 31, 2022 was calculated using 55,179,912 weighted-average shares of common stock outstanding, which includes the impact of dilutive shares related to options and restricted stock units. All other GAAP and Non-GAAP net loss per share calculations excluded these common stock equivalents as their effect is antidilutive.